SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  May 15, 1997
(Date of earliest event reported)

                     Norwest Auto Receivables Corporation,
                           Norwest Auto Trust 1996-A
             (Exact name of registrant as specified in its charter)


Delaware                          333-07981                 51-0378359
(State or other                   (Commission               (I.R.S. Employer
jurisdiction of incorporation)    File Number)              Identification No.)


c/o Norwest Bank Minnesota, N.A.
7485 New Horizon Way
Frederick, Maryland                                                  21703
(Address of principal executive offices)                         (Zip Code)


Registrant's Full Telephone Number:  (301) 696-7900



ITEM 5.  Other Events

On May 15, 1997 a distribution was made to holders of Norwest Auto Receivables Corporation, Norwest Auto Trust 1996-A.

ITEM 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Item 601(a) of
              Regulation S-K
              Exhibit Number                       Description

              EX-99.1 Monthly report distributed to holders of Norwest Auto Trust 1996-A, relating to the May 15, 1997 distribution.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Norwest Auto Receivables Corporation,
                           Norwest Auto Trust 1996-A
                                  (Registrant)


                       By:  Norwest Auto Receivables Corporation
                            Registrant
                   Signed:  /s/ Jerome W. Fons, III
                     Name:  Jerome W, Fons, III
                    Title:  Vice President
                     Date:  May 28, 1997


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

EX-99.1 Monthly report distributed to holders of Norwest Auto Trust 1996-A relating to the May 15, 1997, distribution

EX-99.2 Monthly distributions statement to holders of Norwest Auto Trust 1996-A relating to the May 15, 1997, distribution

EX-99.3      Monthly  payment  per  security  denomination  report to holders of
             Norwest   Auto  Trust  1996-A   relating  to  the May 15, 1997,
             distribution